FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 12, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On January 12, 2004, the Registrant issued a news release entitled "CHECKERS DRIVE-IN
RESTAURANTS, INC. TO PRESENT AT SIXTH ANNUAL
ICR XCHANGE, LEISURE LIFESTYLE CONFERENCE", a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  CEO and President
Dated:  January 12, 2004


EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated January 12, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Brad Cohen
		Investor Relations
		Integrated Corporate Relations, Inc.
		203-222-9013, x238

		Kim Francis
		MARC Public Relations
		412-562-1186

CHECKERS DRIVE-IN RESTAURANTS, INC.
TO PRESENT AT SIXTH ANNUAL ICR XCHANGE,
LEISURE LIFESTYLE CONFERENCE

TAMPA, FL., January 12, 2004 -- Checkers
Drive-In Restaurants, Inc. (NASDAQ: CHKR) today announced that the Company will present at The Sixth Annual ICR XChange,
Leisure Lifestyle Conference on January
15, 2004. The investor presentation will be webcast live at 8:35 A.M. Pacific Time at www.checkers.com.
About Checkers Drive-In Restaurants, Inc.
Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops produces, owns, operates and franchises quick service
"double drive-thru" restaurants.
Except for historical information, this
announcement contains "forward- looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities
Litigation Reform Act of 1995.